FIRST AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (the “First Amendment”), is made and entered into this 31st day of October, 2019 by and between VERB TECHNOLOGY COMPANY, INC. (the “Company”), a Nevada corporation, and RORY J. CUTAIA (the “Executive”).

WHEREAS, the Company and the Executive are parties to an Executive Employment Agreement dated as of November 1, 2014 (the “Agreement”), which provides that the Agreement would terminate on November 1, 2019, unless extended pursuant to its terms;

WHEREAS, the Company desires to continue to employ the Executive as the Chief Executive Officer of the Company and the Executive wishes to accept such continued employment under the terms and conditions set forth in the Agreement, as further modified by this First Amendment; and

WHEREAS, the parties desire to extend the term of the Agreement until December 31, 2019, subject to the terms of this First Amendment.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Company and the Executive (individually a “Party” and together the “Parties”) agree as follows:

1. Amendment. The term of the Agreement is hereby extended for the period beginning on November 1, 2019 and ending on December 31, 2019.

2. Waiver. The Parties hereby agree to waive the ninety (90) day advance notice requirement to extend the term of the Agreement asrequired by Section 4.1 of the Agreement.

3. Ratification. Except as modified and amended by this First Amendment, the parties hereto hereby agree and confirm that the Agreement remains in full force and effect.

4. Counterparts. This First Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

(Signature Page Follows)

IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first written above.

VERB TECHNOLOGY COMPANY, INC.

By:	/s/ James P. Geiskopf
James P. Geiskopf
Lead Director

EXECUTIVE

/s/ Rory J. Cutaia
Rory J. Cutaia